Supplement Dated August 28, 2001
                       To Prospectus Dated March 20, 2001

                              Florida Street Funds

The following paragraph replaces the third and fourth paragraph of "Management of the Funds" (pp 15-16):

     Walter A. Morales has been responsible for the day-to-day management of the Florida Street Bond Fund since its inception and the Florida Street Growth Fund since August 27, 2001. Mr. Morales began privately managing individual common stocks in 1984, and has served as the advisor's president and chief investment manager since its founding in 1991. Mr. Morales has a Masters in Business Administration and a B.S. degree in Chemistry from Louisiana State University. He previously worked as a Vice President and Senior Trust Investment Officer for Baton Rouge Bank and Trust, and as an Investment Broker for A.G. Edwards and Sons, Inc.

This Supplement, and the Prospectus dated March 20, 2001, contains information that you should know before investing in the Funds and should be retained for future reference.